Exhibit 10.1

CanArgo Limited
P.O. Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles Telephone +44 1481 729 980 Facsimile +44 1481 729 982 Email: canargo@cwgsy.net
July 4, 2007
Jennings Capital Inc.
2600, 520-5th Avenue S.W.
Calgary
Alberta
T2P 3R7
Attention: David McGorman
Facsimile No.: (403) 292 0979
Tristone Capital Inc.
2020, 335-8th Avenue S.W.
Calgary
Alberta
T2P 1C9
Attention: Brad Hurtubise
Facsimile No.: (403) 539 4365
Haywood Securities Inc.
301, 808-1st Street S.W.
Calgary
Alberta
T2P 1M9
Attention: Bill Kanters
Facsimile No.: (403) 509 1991
CanArgo Energy Corporation
P.O. Box 291
St. Peter Port
Guernsey
GY1 3RR
Channel Islands
Attention: Vincent McDonnell
Tethys Petroleum Limited
P.O. Box 524
Suite 3, Borough House
Rue du Pre
St. Peter Port
Guernsey
GY1 6EL
Channel Islands
CanArgo Limited Registered Office P.O. Box 291, St Peter Port, Guernsey GY1 3RR, British Isles
Registered in Guernsey Number32825
CanArgo Limited is part of the CanArgo Energy Corporation Group

Attention: Dr David Robson
Facsimile No.: +44 1481 729982
Cc
Blake, Cassels & Graydon LLP
3500 Bankers Hall East
855-2nd Street S.W.
Calgary
Alberta
T2P 4J8
Attention: Daniel McLeod
Facsimile No.: (403) 260 9700
Cc
Borden Ladner Gervais LLP
Scotia Plaza
40 King Street West
Toronto
Ontario
M5H 3Y4
Attention: Philippe Tardif
Facsimile No.: (416) 361 2559
Cc
Satterlee Stephens Burke & Burke LLP
230 Park Avenue
Suite 1130
New York
NY 10164
Attention: Peter A Basilevsky
Facsimile No.: (212) 818 9606
Dear Sirs
Re: Tethys Petroleum Limited — Initial Public Offering and Secondary Offering
We refer to the agency agreement entered into among us and you on or around 18 June 2007 (the “Agency Agreement”).
Words and expressions defined in the Agency Agreement shall, unless the context otherwise requires, have the same meanings when used in this letter.
We note that in terms of the Agency Agreement, inter alia:-
•	the Agents, as the exclusive agents of the Company and the Selling Shareholder, undertook to offer the Offered Shares (comprising the Primary Shares and the Secondary Shares) for sale and to use their best efforts to obtain subscriptions therefore;
CanArgo Limited Registered Office P.O. Box 291, St Peter Port, Guernsey GY1 3RR, British Isles
Registered in Guernsey Number32825
CanArgo Limited is part of the CanArgo Energy Corporation Group

•	the Selling Shareholder granted to the Agents certain rights in relation to the sale of the Secondary Shares and, in particular, agreed to offer and sell through the Agents the Secondary Shares;
•	in consideration of the agreement of the Agents to distribute the Offered Shares in the manner set out in the Agency Agreement, the Company and the Selling Shareholder severally agreed, inter alia, to pay the Agents the Agency Fee
We note that Closing of the sale of the Primary Shares has now taken place. No sale of all or any part of the Secondary Shares has taken place.
The purpose of this letter is, following our recent discussions with the Lead Agent, to formalise arrangements between us in relation to the Secondary Shares, namely that it has been agreed between us that, notwithstanding any provision of the Agency Agreement:-
1	the Agents are hereby released from all obligations to offer, sell or distribute on behalf of the Selling Shareholder the Secondary Shares;
2	the Selling Shareholder is hereby irrevocably and unconditionally permitted by the Agents (but without prejudice to the Selling Shareholder’s obligation to ensure compliance by it with applicable securities and other laws) to sell or otherwise transfer the Secondary Shares to such party or parties and on such terms as the selling Shareholder sees fit;
3	the Agents shall have no further right or entitlement to offer, sell or distribute on behalf of the Selling Shareholder all or any part of Secondary Shares; and
4	in particular, and without prejudice to the foregoing generality, the Agents shall not be entitled (whether in terms of Section 16.1 of the Agency Agreement or otherwise) to any Agency Fee in respect of the sale of the Secondary Shares.
The Selling Shareholder agrees that in connection with any sale by it of any Secondary Shares, it shall not represent to the purchaser that the Secondary Shares are being sold under or are qualified by the Final Prospectus or that the Agents are acting as agents or underwriters for the sale in any capacity. The Selling Shareholder agrees that, in addition to its obligations under Sections 14 and 15 of the Agency Agreement, it shall indemnify the Agents for any Claims arising as a result of such a sale, provided that the Claim does not arise solely from an act or acts of any of the Agents.
If this letter accurately reflects the further agreement between us in relation to the Secondary Shares please communicate your acceptance by executing the enclosed copies of this letter where indicated and returning them to us.
Yours very truly
CanArgo Limited Registered Office P.O. Box 291, St Peter Port, Guernsey GY1 3RR, British Isles
Registered in Guernsey Number32825
CanArgo Limited is part of the CanArgo Energy Corporation Group

CANARGO LIMITED

Per:

CanArgo Limited Registered Office P.O. Box 291, St Peter Port, Guernsey GY1 3RR, British Isles
Registered in Guernsey Number32825
CanArgo Limited is part of the CanArgo Energy Corporation Group

Accepted and agreed to by the undersigned as of the date of this letter first written above.

JENNINGS CAPITAL INC.

Per:

TRISTONE CAPITAL INC.

Per:

HAYWOOD SECURITIES INC.

Per:

TETHYS PETROLEUM LIMITED

Per:

CANARGO ENERGY CORPORATION

Per:

CanArgo Limited Registered Office P.O. Box 291, St Peter Port, Guernsey GY1 3RR, British Isles
Registered in Guernsey Number32825
CanArgo Limited is part of the CanArgo Energy Corporation Group